SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 23, 2013

OVERHILL FARMS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-16699	75-2590292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2727 East Vernon Avenue, Vernon, California 90058

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (323) 582-9977

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 23, 2013, Overhill Farms, Inc., a Nevada corporation (“Overhill”), entered into a memorandum of understanding (the “MOU”) with plaintiffs and certain named defendants regarding the settlement of four putative class actions pending in the Eighth Judicial District Court, Clark County, Nevada and two putative class actions pending in the Superior Court for the County of Los Angeles, State of California challenging the merger (the “Merger”) of Overhill with Bellisio Acquisition Corp., a wholly-owned subsidiary of Bellisio Foods, Inc. (“Bellisio”), pursuant to that certain Agreement and Plan of Merger dated May 14, 2013 (“Merger Agreement”), whereby Overhill would become a wholly-owned subsidiary of Bellisio.

On July 24, 2013, Overhill issued a press release, which is filed as Exhibit 99.1 to this Current Report on Form 8-K, announcing the execution of the MOU.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed Merger, Overhill has filed with the Securities and Exchange Commission (“SEC”) and has furnished to Overhill’s stockholders a definitive proxy statement, filed with the SEC on July 1, 2013 (the “Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, OVERHILL’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS SUPPLEMENTED, AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. Investors and security holders may obtain a free copy of documents filed by Overhill with the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of Overhill’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available free of charge on Overhill’s website at www.overhillfarms.com as soon as reasonably practicable after being filed or furnished to the SEC.

Overhill and certain of its directors, executive officers, and certain other members of management and employees of Overhill may be deemed to be participants in the solicitation of proxies from stockholders of Overhill in favor of the proposed Merger. Information about the directors and executive officers of Overhill is set forth in Overhill’s 2012 Annual Report on Form 10-K filed with the SEC on December 18, 2012. Additional information regarding these individuals and other persons who may be deemed to be participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are included in the Proxy Statement.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed Merger and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this report and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Overhill may not be able to complete the proposed Merger on the terms described above or other acceptable terms or at all because of a number of factors, including but not limited to (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to obtain stockholder approval or the failure to satisfy other closing conditions, (3) the failure of Bellisio to obtain the necessary financing arrangements pursuant to its debt financing commitment letter or otherwise, (4) risks related to disruption of management’s attention from Overhill’s ongoing business operations due to the Merger (whether or not consummated), and (5) the effect of the announcement of the Merger Agreement and proposed Merger (whether or not consummated) on the ability of Overhill to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent Overhill’s views as of the date on which such statements were made. Overhill anticipates that subsequent events and developments may cause its views to change. However, although Overhill may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Overhill’s views as of any date subsequent to the date of this report. Additional factors that may affect the business or financial results of Overhill are described in the risk factors included in Overhill’s filings with the SEC, including Overhill’s 2012 Annual Report on Form 10-K, which was filed with the SEC on December 18, 2012, under the heading “Item 1A—Risk Factors,” and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. Overhill expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2013	OVERHILL FARMS, INC.

By:	/s/ James Rudis
James Rudis,
Chairman, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Overhill Farms, Inc. on July 24, 2013